Tortoise Midstream Energy Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 95.5%	Shares	Value
Canada Crude Oil Pipelines - 8.4%
Enbridge, Inc.	256,103	$8,815,065
Pembina Pipeline Corp.	278,903	9,708,613
		18,523,678

Canada Natural Gas/Natural Gas Liquids Pipelines - 2.8%
TC Energy Corp.	153,709	6,079,191

United States Crude Oil Pipelines - 10.2%
Plains GP Holdings, L.P.	1,315,066	22,619,136

United States Natural Gas Gathering/Processing - 11.7%
EnLink Midstream LLC	416,809	5,139,255
Hess Midstream Partners LP	560,705	19,114,433
Kinetik Holdings, Inc.	46,011	1,625,109
		25,878,797

United States Natural Gas/Natural Gas Liquids Pipelines - 53.1%
Cheniere Energy, Inc.	71,192	11,048,998
DT Midstream, Inc.	208,030	11,988,769
Excelerate Energy, Inc.	70,562	1,107,823
Kinder Morgan, Inc.	641,386	11,153,703
New Fortress Energy, Inc.	109,719	3,856,623
NextDecade Corp.(a)	228,576	1,049,164
ONEOK, Inc.	327,155	24,575,884
Targa Resources Corp.	275,950	27,109,327
The Williams Companies, Inc.	710,249	25,526,349
		117,416,640

United States Renewables and Power Infrastructure - 9.3%
Atlantica Sustainable Infrastructure Plc	236,182	4,241,829
Clearway Energy, Inc.	322,762	7,036,211
NextEra Energy Partners LP	280,557	7,706,901
NextEra Energy, Inc.	26,725	1,474,953
		20,459,894
TOTAL COMMON STOCKS (Cost $217,751,467)		210,977,336

MASTER LIMITED PARTNERSHIPS - 28.8%	Units	Value
United States Natural Gas Gathering/Processing - 5.3%
Western Midstream Partners LP	352,572	11,793,533

United States Natural Gas/Natural Gas Liquids Pipelines - 12.5%
Energy Transfer LP	962,003	14,083,725
Enterprise Products Partners LP	489,300	13,431,285
		27,515,010

United States Refined Product Pipelines - 11.0%
MPLX LP	630,996	24,255,486
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $42,111,820)		63,564,029

PREFERRED STOCK - 1.5%	Units	Value
United States Natural Gas Gathering/Processing - 1.5%
EnLink Midstream Partners, 9.76% (3 mo. Term SOFR + 4.37%), Perpetual	34,000	3,311,600
TOTAL PREFERRED STOCK (Cost $3,400,000)		3,311,600

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 5.23%(b)	274,018	274,018
TOTAL SHORT-TERM INVESTMENTS (Cost $274,018)		274,018

TOTAL INVESTMENTS - 125.9% (Cost $263,537,305)		$278,126,983
Liabilities in Excess of Other Assets - (0.6)%		(1,216,302)
Credit Facility Borrowings - (5.9)%		(13,100,000)
Senior Notes - (13.2)%		(29,170,677)
Mandatory Redeemable Preferred Stock at Liquidation Value - (6.2)%		(13,753,775)
TOTAL NET ASSETS - 100.0%		$220,886,229

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 29, 2024:

Tortoise Midstream Energy Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$210,977,336	$–	$–	$210,977,336
Master Limited Partnerships	63,564,029	–	–	63,564,029
Preferred Stocks	–	3,311,600	–	3,311,600
Money Market Funds	274,018	–	–	274,018
Total Assets	$274,815,383	$3,311,600	$–	$278,126,983

Refer to the Schedule of Investments for industry classifications.